UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 27, 2020

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Nicholas Financial, Inc. held its Virtual Annual General Meeting of Shareholders on August 27, 2020. The following tables detail the voting results:

Election of Directors

	Shares Voted For	Shares Withholding Authority	Broker Non-Votes
Douglas W. Marohn	4,651,560	84,630	721,175
Jeremy Q. Zhu	3,668,552	1,067,638	721,175

The directors whose terms of office as directors continued after the meeting were Douglas Marohn and Adam Peterson.

Ratification of Appointment of RSM US, LLP as Independent Auditors

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
5,453,676	3,689	—	—

Advisory Vote on Executive Compensation (“Say on Pay”)

Shares Voted For	Shares Abstaining		Shares Voted Against	Broker Non-Votes
4,657,804	8,025	﷐	70,361	235,653

Item 7.01 Regulation FD Disclosure

On August 27, 2020, the Company used an investor slide deck at its Virtual Annual General Meeting of Shareholders, which is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

Exhibit NumberDescription

99.1Investor Presentation dated August 27, 2020

Forward-Looking Information

This Quarterly Report on Form 10-Q contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on management’s current beliefs and assumptions, as well as information currently available to management. When used in this document, the words “anticipate”, “estimate”, “expect”, “will”, “may”, “plan,” “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Although Nicholas Financial, Inc., including its subsidiaries (collectively, the “Company,” “we,” “us,” or “our”) believes that the expectations reflected or implied in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  As a result, actual results could differ materially from those indicated in these forward-looking statements. Forward-looking statements in this Annual Report may include, without limitation: (1) the projected impact of the novel coronavirus disease (“COVID-19”) outbreak on our customers and our business, (2) projections of revenue, income, and other items relating to our financial position and results of operations, (3) statements of our plans, objectives, strategies, goals and intentions, (4) statements regarding the capabilities, capacities, market position and expected development of our business operations, and (5) statements of expected industry and general economic trends; such statements are subject to certain risks, uncertainties and assumptions that may cause results to differ materially from those expressed or implied in forward-looking statements, including without limitation:

•	future impacts of the COVID-19 outbreak and measures taken in response thereto, for which future developments are highly uncertain and difficult to predict;
•	availability of capital (including the ability to access bank financing);
•

recently enacted, proposed or future legislation and the manner in which it is implemented, including tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations;

•	fluctuations in the economy;
•	the degree and nature of competition and its effects on the Company’s financial results;
•	fluctuations in interest rates;
•	effectiveness of our risk management processes and procedures, including the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;
•	demand for consumer financing in the markets served by the Company;
•	our ability to successfully develop and commercialize new or enhanced products and services;
•	the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements;
•	increases in the default rates experienced on automobile finance installment contracts (“Contracts”);
•	higher borrowing costs and adverse financial market conditions impacting our funding and liquidity;
•

our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables;

•

regulation, supervision, examination and enforcement of our business by governmental authorities, and adverse regulatory changes in the Company’s existing and future markets, including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other legislative and regulatory developments, including regulations relating to privacy, information security and data protection and the impact of the Consumer Financial Protection Bureau's (the “CFPB”) regulation of our business

•	fraudulent activity;
•	failure of third parties to provide various services that are important to our operations;
•	alleged infringement of intellectual property rights of others and our ability to protect our intellectual property;
•	litigation and regulatory actions;
•	our ability to attract, retain and motivate key officers and employees; use of third-party vendors and ongoing third-party business relationships; cyber-attacks or other security breaches;
•	disruptions in the operations of our computer systems and data centers;
•	our ability to realize our intentions regarding strategic alternatives;
•	our ability to expand our business, including our ability to complete acquisitions and integrate the operations of acquired businesses and to expand into new markets; and
•	the risk factors discussed under “Item 1A – Risk Factors” in our Annual Report on Form 10-K, and our other filings made with the U.S. Securities and Exchange Commission (“SEC”).

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. All forward-looking statements included in this Quarterly Report are based on information available to the Company as the date of filing of this Quarterly Report, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risk factors described from time to time in the Company’s other filings made with the SEC, including its reports on Forms 10-K, 10-Q, 8-K and annual reports to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: August 27, 2020	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)